Exhibit 10.4

February 6, 2006

LAURUS MASTER FUND, LTD.

c/o Ogier Corporate Services Ltd.

P.O. Box 1234 G.T.

Queensgate House

South Church Street

Grand Cayman, Cayman Islands

Attention: Mr. Eugene Grin

Re: Laurus Master Fund Credit Facility

Dear Mr. Grin:

Reference is hereby made to (i) that certain Security Agreement dated August 14, 2003, by and between Laurus Master Fund, Ltd. (“Laurus”) and Artemis International Solutions Corporation, a Delaware corporation (the “Company”) and Artemis International Solutions Ltd., a United Kingdom corporation (“AISL”) and wholly owned subsidiary of the Company (as amended, modified and/or supplemented from time to time, the “Security Agreement”), (ii) the Secured Convertible Minimum Borrowing Note, dated as of August 14, 2003 and issued by the Company to Laurus pursuant to the terms of the Security Agreement (as amended, modified and/or supplemented from time to time, the “Minimum Borrowing Note”), (iii) the Waiver Letter and Amendment dated as of March 31, 2005 (the “Initial Waiver Letter”) and (iv) the subsequent waiver letters dated December 29, 2005 and January 16, 2006. (together with the Minimum Borrowing Note, the Security Agreement, the Initial Waiver Letter and any ancillary agreements executed in connection therewith, the “Laurus Facility”)

In connection with an Agreement and Plan of Merger which the Company currently intends to enter into with Hunter Mergersub, Inc. (the “Merger Agreement”), the Company intends to pay at the earlier of the Effective Time (as defined in the Merger Agreement) of the merger, or April 30, 2006 (with said earlier date hereinafter being referred to as the “Payout Date”), the following amounts arising from all obligations owed under the Laurus Facility: an amount equal to all principal outstanding under the Initial Waiver Letter – $3,000,000, plus interest accrued; an amount equal to all principal outstanding under the Minimum Borrowing Note – $865,236.54, plus interest accrued; plus an additional $110,000 in exchange for the cancellation of Warrants as referred to below  (collectively, the “Payments”).  The parties hereto agree to execute a customary payoff letter releasing all guarantees and liens under the Laurus Facility at the Payout Date and agree that notwithstanding anything to the contrary contained in the Laurus Faclilty, the Payments constitute payment in full of all obligations now owed and hereafter arising under the Laurus Facility by the Company and its subsidiaries, including AISL, as of the Payout Date, whether in respect of prinicipal, interest, or otherwise, and that all Warrants to purchase any securities of the Company issued in connection with the Laurus Facility shall be cancelled as of immediately prior to the Payout Date.  In connection with the customary payoff letter, Laurus will execute and deliver to the Company all documents reasonably requested by the Company to

Artemis International Solutions Corporation 4041 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660

www.aisc.com

affect the release of all liens and guarantees and return to the Company all collateral held by Laurus without requiring the payment of any additional fees, expenses or consideration. Laurus recognizes, acknowledges and agrees that the current waiver in effect pertaining to the $3 million Over-Advance shall be deemed extended through the Payout Date.  In the event that the Company does not enter into the Merger Agreement, this letter shall be of no further force and effect.

This letter shall not be amended or waived except by an instrument in writing signed by the Company and Laurus.  This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be.  This letter shall be governed by, and construed in accordance with the laws of the state of New York. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

		By:	/s/ Robert S. Stefanovich
Name: Robert S. Stefanovich
Title: EVP/CFO

ARTEMIS INTERNATIONAL SOLUTIONS LTD.

		By:	/s/ Robert S. Stefanovich
Name: Robert S. Stefanovich
Title: Director

Agreed and accepted as of the date first written above.

LAURUS MASTER FUND, LTD.

By:	/s/ Eugene Grin
Name: Eugene Grin
Title: Director

March 9, 2006

LAURUS MASTER FUND, LTD.

c/o Ogier Corporate Services Ltd.

P.O. Box 1234 G.T.

Queensgate House

South Church Street

Grand Cayman, Cayman Islands

Attention: Mr. Eugene Grin

AMENDMENT TO LETTER AGREEMENT OF FEBRUARY 6, 2006

RE :  LAURUS MASTER FUND CREDIT FACILITY

This Amendment modifies and amends that certain letter agreement between Laurus Master Fund, Ltd. (“Laurus”) and Artemis International Solutions Corporation, a Delaware Corporation (the “Company”) and Artemis International Solutions Ltd., a United Kingdom corporation (“AISL”), dated February 6, 2006, with a reference to, “Laurus Master Fund Credit Facility” (“Letter Agreement”).

The parties hereby agree to delete the second paragraph in the Letter Agreement, and replace it with the following:

In connection with an Agreement and Plan of Merger which the Company currently intends to enter into with Trilogy, Inc., a Delaware corporation (“Parent” ) and RCN Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (the “Merger Agreement”), the Company intends to pay at the earlier of the Effective Time (as defined in the Merger Agreement) of the merger, or June 16, 2006 (with said earlier date hereinafter being referred to as the “Payout Date”), the following amounts arising from all obligations owed under the Laurus Facility: an amount equal to all principal outstanding under the Initial Waiver Letter – $3,000,000, plus interest accrued; an amount equal to all principal outstanding under the Minimum Borrowing Note – $865,236.54, plus interest accrued; plus an additional $110,000 in exchange for the cancellation of Warrants as referred to below  (collectively, the “Payments”).  The parties hereto agree to execute a customary payoff letter releasing all guarantees and liens under the Laurus Facility at the Payout Date and agree that notwithstanding anything to the contrary contained in the Laurus Facility, the Payments constitute payment in full of all obligations now owed and hereafter arising under the Laurus Facility by the Company and its subsidiaries, including AISL, as of the Payout Date, whether in respect of principal, interest, or otherwise, and that all Warrants to purchase any securities of the Company issued in connection with the Laurus Facility shall be cancelled as of immediately prior to the Payout Date.  In connection with the customary payoff letter, Laurus will execute and deliver to the Company all documents reasonably

Artemis International Solutions Corporation 4041 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660

www.aisc.com

requested by the Company to affect the release of all liens and guarantees and return to the Company all collateral held by Laurus without requiring the payment of any additional fees, expenses or consideration. Laurus recognizes, acknowledges and agrees that the current waiver in effect pertaining to the $3 million Over-Advance shall be deemed extended through the Payout Date.  In the event that the Company does not enter into the Merger Agreement, this letter shall be of no further force and effect.

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

		By:	/s/ Robert S. Stefanovich
Name: Robert S. Stefanovich
Title: EVP/CFO

ARTEMIS INTERNATIONAL SOLUTIONS LTD.

		By:	/s/ Robert S. Stefanovich
Name: Robert S. Stefanovich
Title: Director

Agreed and accepted as of the date first written above.

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name: David Grin
Title: Director